                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated October 6, 1998 included in Summa Industries' Form 10-K for the year ended August 31, 1998 and to all references to our Firm included in this registration statement.

                                                   /s/  ARTHUR ANDERSEN LLP
                                                   ------------------------
                                                   ARTHUR ANDERSEN LLP


Los Angeles, California
December 14, 1998